Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
December 31, 2000



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              6.9435%



        Excess Protection Level
          3 Month Average   4.31%
          December, 2000   0.24%
          November, 2000   6.43%
          October, 2000   6.26%


        Cash Yield                                  19.79%


        Investor Charge Offs                        10.15%


        Base Rate                                    9.41%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $57,190,978,436.47


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,990,287,874.98